                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Julius W. Becton, Jr.                        Date: February 13, 2002
----------------------------------------         -----------------------------
Julius W. Becton, Jr., Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Carroll A. Campbell, Jr.                     Date: February 12, 2002
----------------------------------------         -----------------------------
Carroll A. Campbell, Jr. Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Anne N. Foreman                              Date: February 13, 2002
----------------------------------------         -----------------------------
Anne N. Foreman, Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Edward L. Hennessy, Jr.                      Date: February 13, 2002
----------------------------------------         -----------------------------
Edward L. Hennessy, Jr.     Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Paul X. Kelley                               Date: February 13, 2002
----------------------------------------         -----------------------------
Paul X. Kelley, Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Nancy Reynolds                               Date: February 20, 2002
----------------------------------------         -----------------------------
Nancy Reynolds, Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Richard R. Wackenhut                         Date: February 13, 2002
----------------------------------------         -----------------------------
Richard R. Wackenhut,  Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ George R. Wackenhut                          Date: February 13, 2002
----------------------------------------         -----------------------------
George R. Wackenhut,  Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Alan B. Bernstein                            Date: February 13, 2002
----------------------------------------         -----------------------------
Alan B. Bernstein, Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John F. Ruffle                               Date: February 13, 2002
----------------------------------------         -----------------------------
John F. Ruffle, Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Benjamin R. Civiletti                        Date: February 12, 2002
----------------------------------------         -----------------------------
Benjamin R. Civiletti, Director

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitute and appoint Philip L Maslowe, Juan D. Miyar, Timothy L. McCormick, Robert L. Kilbride and Francis E. Finizia and each of them severally, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him/her and in his/her name, place and stead, in any and all capacities to sign any and all reports on Form 10-K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas P. Stafford                           Date: February 13, 2002
----------------------------------------         -----------------------------
Thomas P. Stafford, Director